UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2023
________________________________________________________________________________________________________________
ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
______________________________________________________________________________________________________________

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street,	Richmond,	Virginia	23230
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
_______________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
1.700% Notes due 2025	MO25	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.
On May 10, 2023, Altria Group, Inc. (“Altria,” “we,” “our” and “us”) issued a press release announcing that we have agreed to resolve certain e-vapor litigation related to JUUL Labs, Inc. (“JUUL”).
A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K. The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.
Item 8.01.    Other Events.
On May 10, 2023, Altria entered into a term sheet pursuant to which, among other things, we agreed to settle at least 6,000 JUUL-related cases for an aggregate amount of $235 million, including attorneys’ fees. The cases include approximately 50 economic class actions, approximately 4,500 personal injury actions, approximately 1,500 government entity actions, including approximately 1,400 school district cases, and 750 cases in a related state court consolidated proceeding. The settlement remains subject to the parties entering into one or more final settlement agreements (“Settlement Agreements”) approved by the relevant courts.
This Current Report on Form 8-K contains certain forward-looking statements with respect to the Settlement Agreements, which are subject to various risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, the finality of the Settlement Agreements. Factors that may cause actual results to differ include failure by the parties to reach agreement on the final terms of the Settlement Agreements, failure of the relevant courts to grant final approval of the Settlement Agreements and additional legal proceedings instituted against us. Other risk factors are detailed from time to time in Altria’s publicly filed reports, including our Annual Report on Form 10-K for the year ended December 31, 2022 and our Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. We assume no obligation to provide any revisions to, or update, any projections and forward-looking statements contained in this Current Report on Form 8-K.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Altria Group, Inc. Press Release, dated May 10, 2023 (furnished under Item 7.01)
	104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and
Associate General Counsel

DATE:    May 10, 2023

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